EXHIBIT 10.1

                   LIST OF DIRECTORS AND/OR EXECUTIVE OFFICERS
                            WITH INDEMNITY AGREEMENTS
                                WITH THE COMPANY


           Name of              Capacity in                         Date of
         Indemnitee           Which Indemnified                    Agreement

Robert J. Crowell .....   Executive Officer and Director        October 9, 1995
William W. Smith ......   Director                              October 9, 1995
Laurence F. Mulhern ...   Executive Officer                     October 9, 1995
Andres Escallon .......   Executive Officer                     October 9, 1995
John W. Ortiz .........   Director                              October 9, 1995
Richard J. Harries, Jr    Director                              October 9, 1995
J. Richard Cordsen ....   Director                              October 9, 1995
James Rousou ..........   Executive Officer and Director           May 30, 1996
Peter F. McAree .......   Executive Officer                     August 22, 1997


John R. Kovalcik, Jr ..   Former Executive Officer and          October 9, 1995
                            Former Director
David Wolf ............   Former Executive Officer              October 9, 1995